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                                                                 RULE 497 UNDER
                                                         SECURITIES ACT OF 1933
                                                              FILE NO. 33-72416



                       PROSPECTUS OF BRIDGEWAY FUND, INC.

                          As amended on July 16, 2003

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The Board of Directors has changed the name of Bridgeway Fund, Inc. to
Bridgeway Funds, Inc. to more accurately describe the group of funds in the series.

The Board of Directors has approved calling each "Portfolio" in the series a "Fund" to bring us in line with industry practice and to simplify communications.
We now refer to:
Aggressive Investors 1 Portfolio as Bridgeway Aggressive Investors 1 Fund, Aggressive Investors 2 Portfolio as Bridgeway Aggressive Investors 2 Fund, Ultra-Small Company Portfolio as Ultra-Small Company Fund,
Micro-Cap Limited Portfolio as Micro-Cap Limited Fund, and
Balanced Portfolio as Balanced Fund.

The Board of Directors has changed the name of the Ultra-Large 35 Index Portfolio to the Blue-Chip 35 Index Fund to increase investors' understanding of the type of companies in which that Fund invests.

The Board of Directors has changed the name of the Ultra-Small Company Tax Advantage Portfolio to the Ultra-Small Company Market Fund. This change was made to simplify its name and to clarify that it may be appropriate for non-taxable accounts. That Fund remains a "tax-managed" fund.

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